Exhibit 99.1 Investor Presentation October 19, 2021 NASDAQ: CATC Parent of Cambridge Trust CompanyExhibit 99.1 Investor Presentation October 19, 2021 NASDAQ: CATC Parent of Cambridge Trust Company

Contents 03 Company Profile 07 Financial Highlights 20 Strategic Focus 24 Appendix This presentation includes non-GAAP measures and should be reviewed with the Company’s Q3 2021 Earnings Release and SEC filings.Contents 03 Company Profile 07 Financial Highlights 20 Strategic Focus 24 Appendix This presentation includes non-GAAP measures and should be reviewed with the Company’s Q3 2021 Earnings Release and SEC filings.

Company Profile As of September 30, 2021 ▪ Banking subsidiary: Cambridge Trust Company (1890) ▪ Private Bank & Wealth Management Firm ▪ Headquarters: Harvard Square, Cambridge, MA ▪ Client Wealth Assets: $4.5 billion ▪ Banking Assets: $4.5 billion • Gross Loans: $3.3 billion • Total Deposits: $3.9 billion ▪ Noninterest income: 25% of revenue ▪ NASDAQ: CATC ▪ Market Cap: $613 million* 3 *Market Cap is as of September 30, 2021.Company Profile As of September 30, 2021 ▪ Banking subsidiary: Cambridge Trust Company (1890) ▪ Private Bank & Wealth Management Firm ▪ Headquarters: Harvard Square, Cambridge, MA ▪ Client Wealth Assets: $4.5 billion ▪ Banking Assets: $4.5 billion • Gross Loans: $3.3 billion • Total Deposits: $3.9 billion ▪ Noninterest income: 25% of revenue ▪ NASDAQ: CATC ▪ Market Cap: $613 million* 3 *Market Cap is as of September 30, 2021.

Why Cambridge Bancorp? • Market of operations offer significant long term growth prospects • Private Banking business model with diversified fee revenue through wealth management focus • Strong financial performance with excellent asset quality track record • Low cost core deposit base • Financially and strategically attractive acquisitions Client 4Why Cambridge Bancorp? • Market of operations offer significant long term growth prospects • Private Banking business model with diversified fee revenue through wealth management focus • Strong financial performance with excellent asset quality track record • Low cost core deposit base • Financially and strategically attractive acquisitions Client 4

Geographic Footprint Dover Concord Dover Portsmouth Concord Exeter Manchester Portsmout Bedford Hampton Exeter h Manchester Hampton Concord Lexington Concord Cambridge Lexington Boston Cambridge Weston Newton Weston Newton Boston CATC Branches (22) Needham Wellesley CATC Wealth Offices (4) Wellesley CATC Branches (19) Needham CATC Wealth Offices (5) 5

Market Characteristics

- Wealth Management capability is well-suited to the highly affluent Boston and southern New Hampshire markets
- Greater Boston economy is diversified; the region is a global hub for innovation, healthcare, life sciences, and education[2]
- Greater Boston laboratory market remains robust, with vacancy rates dropping throughout 2021[2]
- Cambridge Trust's private banking model caters to entrepreneurial local communities

Median Household Income ($000s)[1]


$97
$85
$68
Boston- Cambridge-Newton MSA
Manchester-Nashua MSA
Nation

Proj. Household Income Change ('21 – '26)[1]


11.4%
7.4%
9.0%
Boston- Cambridge-Newton MSA
Manchester-Nashua MSA
Nation

Unemployment Rates[1]


4.9%
2.8%
5.2%
Boston- Cambridge-Newton MSA
Manchester-Nashua MSA
Nation

Cambridge Lab Space Vacancy[2]


1.8%
1.7%
1.4%
Q4 2020
Q1 2021
Q2 2021

1: Source: S&P Global Market Intelligence as of 2020, and Bureau of Labor Statistics as of August 2021.
2: Source: Newmark Boston Office Market and Life Science Reports Q4 2020 and Q2 2021, Boston Business Journal April 2021.

CAMBRIDGE BANCORP
6

Strong Financial Performance Operating Net Income and Operating Diluted Earnings Per Share Dollars in millions In dollars $50 $20.00 5-Year EPS CAGR (through 2020) $43.9 $45 $18.00 +11.9% $41.3 $40 $16.00 $35 $14.00 $29.2 $30 $12.00 $24.0 $25 $10.00 $18.7 $20 $8.00 $15 $6.00 $6.90 $5.89 $6.20 $5.80 $10 $4.00 $4.56 $5 $2.00 2017 2018 2019 2020 2021 YTD Operating Net Income (left axis)* Operating Diluted Earnings Per Share (right axis)* 7 *Operating Net Income and Operating Diluted EPS are adjusted to exclude merger related and other non operating expenses in 2018, 2019, 2020, and 2021 as well as tax adjustments in 2017.Strong Financial Performance Operating Net Income and Operating Diluted Earnings Per Share Dollars in millions In dollars $50 $20.00 5-Year EPS CAGR (through 2020) $43.9 $45 $18.00 +11.9% $41.3 $40 $16.00 $35 $14.00 $29.2 $30 $12.00 $24.0 $25 $10.00 $18.7 $20 $8.00 $15 $6.00 $6.90 $5.89 $6.20 $5.80 $10 $4.00 $4.56 $5 $2.00 2017 2018 2019 2020 2021 YTD Operating Net Income (left axis)* Operating Diluted Earnings Per Share (right axis)* 7 *Operating Net Income and Operating Diluted EPS are adjusted to exclude merger related and other non operating expenses in 2018, 2019, 2020, and 2021 as well as tax adjustments in 2017.

Q3 2021 Performance Highlights Operating ROAA Operating EPS Operating ROTCE 1.25% $1.97 14.92% 2.92% $18.8M 56.82% 8.53% Adjusted Net Interest Operating PTPP Operating Efficiency TCE Ratio ex. PPP 1 Margin Income Ratio 1.09% $53.54 0.13% (0.01%) 2 ACL Ratio Tangible Book NPAs to Total Assets Net Recoveries / Value per Share Total Loans (Annualized) 8 1: Adjusted net interest margin excludes the impact of PPP loans and merger related loan accretion. 2: ACL Ratio does not include PPP loans.Q3 2021 Performance Highlights Operating ROAA Operating EPS Operating ROTCE 1.25% $1.97 14.92% 2.92% $18.8M 56.82% 8.53% Adjusted Net Interest Operating PTPP Operating Efficiency TCE Ratio ex. PPP 1 Margin Income Ratio 1.09% $53.54 0.13% (0.01%) 2 ACL Ratio Tangible Book NPAs to Total Assets Net Recoveries / Value per Share Total Loans (Annualized) 8 1: Adjusted net interest margin excludes the impact of PPP loans and merger related loan accretion. 2: ACL Ratio does not include PPP loans.

Strong Capital Position & Liquidity

As of September 30, 2021

Capital Position*



16.0%
12.0%
8.0%
4.0%
0.0%
13.8%
10.5%
12.5%
8.5%
12.5%
7.0%
8.6%
4.0%
8.4%
TOTAL CAPITAL
TIER 1 CAPITAL
TIER I COMMON EQUITY
TIER I LEVERAGE
TANGIBLE COMMON EQUITY*
CATC
Minimum Capital Required**

Liquidity ($M)



FHLB Available $758.1
FRB Discount Window Available $504.3
Outstanding Funding $19.8
Correspondent Bank Available $10.0
Wholesale Deposits Available $445.2

Total access to funds of $1.7B

Tangible Book Value per Share



$55.00
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$36.14
$40.57
$46.66
$50.07
$53.54
2017
2018
2019
2020
2021

CAMBRIDGE BANCORP
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*Current quarter capital ratios are estimated. Tangible Common Equity is not a regulatory capital ratio.
**Minimum Capital Required For Capital Adequacy Plus Capital Conservation Buffer.
Tangible Common Equity and Tangible Book Value Per Share are non-GAAP measures.

Wealth Management & Noninterest Income

Listed as the 18th Largest Independent Investment Advisor in Massachusetts by the Boston Business Journal in 2021

Client Wealth Assets ($M)



5.75-Year CAGR (through 2021) +11.2%
$3,086
$2,877
$3,453
$4,168
$4,506
2017
2018
2019
2020
2021

Net Client Flows ($M)

	2017	2018	2019	2020	2021 YTD
Starting AUM	$2,573	$2,971	$2,760	$3,287	$3,994
Acquired AUM*				339	
Net Flows	74	(176)	(5)	(69)	33
Net Market Impact	324	(35)	532	437	297
Ending AUM	**$2,971**	**$2,760**	**$3,287**	**$3,994**	**$4,324**
Custody Assets	115	117	165	174	182
Total WM Assets	**$3,086**	**$2,877**	**$3,453**	**$4,168**	**$4,506**

Wealth Management Revenue ($M)



$23.0
$25.2
$26.5
$29.8
$26.0
0.80% AUM Fee
0.81% AUM Fee
0.84% AUM Fee
0.81% AUM Fee
0.80% AUM Fee
2017
2018
2019
2020
YTD 2021

Noninterest Income ($M)

NII was 25% of Revenue in 2021



$30.2
$33.0
$36.4
$39.5
$32.9
2017
2018
2019
2020
YTD 2021
Wealth Management
All Other

CAMBRIDGE BANCORP

10

*Acquired in our merger with Wellesley Bancorp, Inc.
AUM is comprised of approximately 64% equities, 25% fixed income, and 11% cash/other as of September 30, 2021.
AUM Fee represents the weighted average fee on Assets Under Management during the period.

Total Assets and Loans

As of September 30, 2021

Total Assets ($M)


$1,950
$2,101
$2,856
$3,949
$4,484
2017
2018
2019
2020
2021

Total Loans ($M)


5.75- Year Loans CAGR
(through 2021)
+19.4%
$1,351
$1,560
$2,227
$3,154
$3,301
2017
2018
2019
2020
2021

Loan Portfolio


Residential-
Fixed Rate
20.1%
Residential-
Adjustable
Rate 20.9%
Consumer
1.2%
Construction
3.6%
Home Equity
2.6%
PPP 1.8%
Commercial
& Industrial
7.8%
CRE 42.0%

$3.3B outstanding as of September 30, 2021

54.3% Commercial
45.7% Consumer

3.56% Q3 2021 average yield excluding fair value accretion

3.46% Q3 2021 average yield excluding fair value accretion & PPP

CAMBRIDGE BANCORP
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2019 and 2020 include acquired balances from Optima Bank & Trust Company and Wellesley Bancorp, Inc., respectively.

Deposit and Net Interest Margin Profile

Total Deposits ($M)



5.75-Year CAGR (through 2021) +17.5%
$1,775
$1,811
$2,359
$3,403
$3,935
2017
2018
2019
2020
2021

Deposit Composition



Core Deposits 95%
Demand Deposits 33%
MMDA & Other Savings 45%
NOW & Other Trans. Accounts 17%
Time Deposits 5%

Non-Interest-Bearing Deposits ($M)



$494
$494
$631
$1,006
$1,282
2017
2018
2019
2020
2021

Adjusted Net Interest Margin & Cost of Deposits



Q3 2021 Avg. Cost of Deposits: 0.11%
September 30, 2021 Spot Cost of Deposits: 0.13%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.25%
3.33%
3.22%
3.36%
3.16%
3.01%
2.92%
0.19%
0.28%
0.70%
0.25%
0.15%
0.11%
0.11%
2017
2018
2019
2020
Q1 2021
Q2 2021
Q3 2021
Adj Net Interest Margin
Cost of Deposits

CAMBRIDGE BANCORP
12

2019 and 2020 include acquired balances from Optima Bank & Trust Company and Wellesley Bancorp, Inc., respectively.

Commercial Banking As of September 30, 2021 Commercial Loans ($M) ▪ Business Deposits represented 50% of core deposits with a weighted average cost of deposits $1,732 Commercial Mortgage $1,583 of 0.08% Commercial & Industrial* ▪ Focused on continued $1,194 diversification of the commercial portfolio into Commercial & $852 Industrial $699 ▪ Dedicated and centralized credit risk management function 2017 2018 2019 2020 2021 13 *Commercial & Industrial excludes PPP loans.

Commercial Real Estate Loan Portfolio By Sector By Geography Hotel & Lodging Industrial/Warehouse 3.0% 4.5% Other 0.9% MA 83.0% Construction & Land 6.6% Multifamily 32.3% Other Residential 7.7% Commercial/Flex Other 2.2% Space 9.5% Mixed Use - Office/Retail ME 2.3% 9.6% Office 15.5% Retail 10.4% NH 12.5% Portfolio Details: • $1.5B outstanding as of September 30, 2021 • 816 total loans • $1.8M average loan size 14Commercial Real Estate Loan Portfolio By Sector By Geography Hotel & Lodging Industrial/Warehouse 3.0% 4.5% Other 0.9% MA 83.0% Construction & Land 6.6% Multifamily 32.3% Other Residential 7.7% Commercial/Flex Other 2.2% Space 9.5% Mixed Use - Office/Retail ME 2.3% 9.6% Office 15.5% Retail 10.4% NH 12.5% Portfolio Details: • $1.5B outstanding as of September 30, 2021 • 816 total loans • $1.8M average loan size 14

Commercial & Industrial Loan Portfolio By Industry By Geography Retail Trade Accommodation Construction and Food 1.8% 1.6% 1.0% Health Care and Social Assistance 2.5% MA 57.8% Manufacturing 2.9% Real Estate, Rental, and Leasing 5.2% Wholesale Trade 5.7% Renewable Energy 46.5% NH 7.4% Professional Scientific and Technical 13.2% NY 9.4% Other 14.3% All Other 19.6% RI 11.1% Industry breakout excludes PPP loans Geography breakout excludes PPP loans Portfolio Details: • $316M outstanding as of September 30, 2021; $257M outstanding excluding PPP loans • 739 total loans including PPP loans; 482 total loans excluding PPP loans • $430k average loan including PPP loans; $534k average loan excluding PPP loans 15Commercial & Industrial Loan Portfolio By Industry By Geography Retail Trade Accommodation Construction and Food 1.8% 1.6% 1.0% Health Care and Social Assistance 2.5% MA 57.8% Manufacturing 2.9% Real Estate, Rental, and Leasing 5.2% Wholesale Trade 5.7% Renewable Energy 46.5% NH 7.4% Professional Scientific and Technical 13.2% NY 9.4% Other 14.3% All Other 19.6% RI 11.1% Industry breakout excludes PPP loans Geography breakout excludes PPP loans Portfolio Details: • $316M outstanding as of September 30, 2021; $257M outstanding excluding PPP loans • 739 total loans including PPP loans; 482 total loans excluding PPP loans • $430k average loan including PPP loans; $534k average loan excluding PPP loans 15

Paycheck Protection Program (PPP)

Dollars in thousands

We processed over 1,500 PPP loans for clients

PPP Round 1 Outstanding Loan Details as of September 30, 2021				
	Total	# of Loans	% of count	% of amount
below $100K	$424	12	55%	8%
$100K to $500k	2,116	7	32%	40%
$500K to $1 million	1,218	2	9%	23%
above $1 million	1,561	1	5%	29%
Subtotal	**$5,319**	**22**		

PPP Round 2 Outstanding Loan Details as of September 30, 2021				
	Total	# of Loans	% of count	% of amount
below $100K	$4,153	109	46%	8%
$100K to $500k	23,716	92	39%	43%
$500K to $1 million	20,865	29	12%	38%
above $1 million	6,465	5	2%	12%
Subtotal	**$55,199**	**235**		

Total PPP Outstanding as of September 30, 2021				
	Total	# of Loans	% of count	% of amount
Principal	$60,518			
Deferred costs net of unearned fees	(1,751)			
Total	**$58,767**	**257**		

Approximately 98.6% of first round PPP loans and 43.8% of second round PPP loans have been or are in the process of being forgiven.

CAMBRIDGE BANCORP 16

Consumer Loan Portfolio Balance Weighted 46.1% Avg. LTV* 100.0 58.0 47.7% 6.2% Residential - Fixed Residential - Adjustable 0.0 WA LTV Home Equity Usage Geography 79.6% 81.7% 0.5% 3.0% 20.4% 14.8% Owner Occupied Non-Owner Occupied MA NH ME Other $1.5B outstanding as of September 30, 2021 17 *The Weighted Avg. LTV calculation only includes one collateral property value for loans with multiple collateral and excludes loans with a zero balance.Consumer Loan Portfolio Balance Weighted 46.1% Avg. LTV* 100.0 58.0 47.7% 6.2% Residential - Fixed Residential - Adjustable 0.0 WA LTV Home Equity Usage Geography 79.6% 81.7% 0.5% 3.0% 20.4% 14.8% Owner Occupied Non-Owner Occupied MA NH ME Other $1.5B outstanding as of September 30, 2021 17 *The Weighted Avg. LTV calculation only includes one collateral property value for loans with multiple collateral and excludes loans with a zero balance.

Asset Quality Highlights NPLs / Loans NPAs / Assets 0.28% 0.27% 0.25% 0.22% 0.23% 0.20% 0.18% 0.17% 0.13% 0.13% 2019 2020 Q1 2021 Q2 2021 Q3 2021 2019 2020 Q1 2021 Q2 2021 Q3 2021 Reserves / Loans (1) Annualized Net Charge Offs (Recoveries)/Loans 1.19% 1.18% 1.10% 1.09% 13-year average NCOs of 0.02% 0.82% 0.07% 0.01% 0.00% (0.01%) (0.01%) 2019 2020 Q1 2021 Q2 2021 Q3 2021 2019 2020 Q1 2021 Q2 2021 Q3 2021 18 1: The Company adopted CECL in Q1 2020. As a result of the COVID-19 pandemic, the Company increased the allowance for credit losses in 2020. The Reserve to Loan level in 2020 and 2021 excludes PPP loans.Asset Quality Highlights NPLs / Loans NPAs / Assets 0.28% 0.27% 0.25% 0.22% 0.23% 0.20% 0.18% 0.17% 0.13% 0.13% 2019 2020 Q1 2021 Q2 2021 Q3 2021 2019 2020 Q1 2021 Q2 2021 Q3 2021 Reserves / Loans (1) Annualized Net Charge Offs (Recoveries)/Loans 1.19% 1.18% 1.10% 1.09% 13-year average NCOs of 0.02% 0.82% 0.07% 0.01% 0.00% (0.01%) (0.01%) 2019 2020 Q1 2021 Q2 2021 Q3 2021 2019 2020 Q1 2021 Q2 2021 Q3 2021 18 1: The Company adopted CECL in Q1 2020. As a result of the COVID-19 pandemic, the Company increased the allowance for credit losses in 2020. The Reserve to Loan level in 2020 and 2021 excludes PPP loans.

Allowance for Credit Losses (ACL) Dollars in millions Allowance for Credit Losses: Commercial Loans ACL Ratio Q3: 1.18%* Consumer Loans ACL Ratio Q3: 0.98% ACL Key Attributes: 0.8% • Sophisticated model uses loan level probability of default loss given default discounted cash-flows as the primary basis for the quantitative loss estimation 34.7% • Starting Unemployment Rate in forecast period: 5.0% • Ending Unemployment Rate in forecast period: 4.3% • Forecast Period: 2 Quarters 64.5% • Reversion Period: 4 Quarters Quantitative Qualitative PCD 19 * ACL Ratio excludes PPP loans.Allowance for Credit Losses (ACL) Dollars in millions Allowance for Credit Losses: Commercial Loans ACL Ratio Q3: 1.18%* Consumer Loans ACL Ratio Q3: 0.98% ACL Key Attributes: 0.8% • Sophisticated model uses loan level probability of default loss given default discounted cash-flows as the primary basis for the quantitative loss estimation 34.7% • Starting Unemployment Rate in forecast period: 5.0% • Ending Unemployment Rate in forecast period: 4.3% • Forecast Period: 2 Quarters 64.5% • Reversion Period: 4 Quarters Quantitative Qualitative PCD 19 * ACL Ratio excludes PPP loans.

Strategic Progress and Focus Recent Progress Strategic Focus ▪ Generated record operating earnings in ▪ Leverage private banking model in highly 2020 attractive markets ▪ Committed $110 million to support ▪ Increase brand awareness affordable housing in Massachusetts partnering with the Massachusetts Housing ▪ Expand Wealth Management assets under Partnership in 2021 management ▪ Completed merger with Wellesley Bancorp ▪ Grow and diversify Commercial Banking on June 1, 2020 opportunities & relationships ▪ Supported clients & communities during ▪ Expand client base & deepen existing the pandemic which included $293M in PPP relationships to grow deposit base Lending ▪ Completed merger with Optima Bank & Trust on April 17, 2019 ▪ Named the 18th Largest Independent Investment Advisor in Massachusetts (according to Boston Business Journal) ▪ Named as one of the region’s top corporate charitable contributors (according to Boston Business Journal) ▪ Increased resources to support expansion of business development initiatives 20

Sustainability at Cambridge Trust

"Cambridge Trust is helping to build a better tomorrow for our clients, employees, communities, and society."

-Denis Sheahan, President and CEO

~1,500 PPP Loans
Benefited an Estimated
24,000 Local Jobs

91% Increase
in Charitable Giving in 2020

$425,000
Directly for Pandemic Relief & Racial Equity / Social Justice

Diversity & Inclusion

- We embrace inclusiveness across all areas of our organization
- We have a greater percentage of female board members than any other company listed on Nasdaq*
- We were recognized for our gender diversity by 50/50 Women on Boards

Employee Engagement

- We are committed to recruiting, developing and promoting a diverse workforce
- We foster a culture that encourages employees to contribute their professional best

The Environment

- We engage in renewable energy lending and we do not lend to companies that produce fossil fuels
- We are making investments in technology to reduce the use of paper and carbon emissions
- We offer sustainable investing options for clients through internally developed Socially Responsible Investing strategies

Community Impact

- We provide affordable mortgage programs and access to financial subsidies for first-time homebuyers
- We provide a range of financial solutions for nonprofit organizations and minority-owned, women-owned, and veteran-owned businesses
- We give back not only through our charitable donations and grants but also our team's volunteer support for a variety of local organizations

Additional information can be found within the sustainability section of our website

CAMBRIDGE BANCORP

21

*S&P Global Market Intelligence © 2021 as of December 10, 2020.

Stock Price Performance and Dividend Trend Stock Price Performance Declared Dividends 22 years of increased dividends (1999 – 2021) $2.38 $2.50 $2.12 $2.04 $1.96 $1.86 $1.50 $0.50 2017 2018 2019 2020 2021 22 Source: S&P Global Market Intelligence © 2021 as of September 30, 2021. 2021 Dividends includes all dividends declared through October 19, 2021.Stock Price Performance and Dividend Trend Stock Price Performance Declared Dividends 22 years of increased dividends (1999 – 2021) $2.38 $2.50 $2.12 $2.04 $1.96 $1.86 $1.50 $0.50 2017 2018 2019 2020 2021 22 Source: S&P Global Market Intelligence © 2021 as of September 30, 2021. 2021 Dividends includes all dividends declared through October 19, 2021.

Why Cambridge Bancorp? Business Model • Focused private banking business model • Attractive geographic markets • Affluent client base • Expanding commercial services • Investing for future growth Performance • Consistently profitable • Strong returns • Core deposit funded • Well-capitalized Credit • Strong asset quality • Sound underwriting acumen and risk management practices Culture • Client-centric service culture • Loyal client base • Experienced, conservative leadership • Commitment to our community 23Why Cambridge Bancorp? Business Model • Focused private banking business model • Attractive geographic markets • Affluent client base • Expanding commercial services • Investing for future growth Performance • Consistently profitable • Strong returns • Core deposit funded • Well-capitalized Credit • Strong asset quality • Sound underwriting acumen and risk management practices Culture • Client-centric service culture • Loyal client base • Experienced, conservative leadership • Commitment to our community 23

Appendix 24Appendix 24

Appendix: Interest Rate Risk Profile

As of September 30, 2021

Net Interest Income (NII) Sensitivity

Immediate Parallel Shock – Year 1


Up 100
Up 200
Up 300
12.0%
8.0%
4.0%
0.0%
-4.0%
(0.5%)
(1.3%)
(0.9%)

Immediate Parallel Shock – Year 2


Up 100
Up 200
Up 300
12.0%
8.0%
4.0%
0.0%
-4.0%
1.9%
5.9%
10.8%

Ramps – Up 200


Year 1
Year 2
12.0%
8.0%
4.0%
0.0%
-4.0%
6.1%
4.4%

CAMBRIDGE BANCORP
25

These estimates of changes in the Company's net interest income require us to make certain assumptions including loan- and mortgage-related investment prepayment speeds, reinvestment rates, and deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results.

Forward Looking Statements and Non-GAAP Measures Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about the Company and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, the impact of any laws or regulations applicable to the Company, and measures being taken in response to the COVID-19 pandemic and the impact of the COVID-19 pandemic on the Company’s business are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors include, but are not limited to, the following: the current global economic uncertainty and economic conditions being less favorable than expected; disruptions to the credit and financial markets; changes in the Company’s accounting policies or in accounting standards; weakness in the real estate market; legislative, regulatory, or accounting changes that adversely affect the Company’s business and/or competitive position; the Dodd-Frank Act’s consumer protection regulations; the duration and scope of the COVID-19 pandemic and its impact on levels of consumer confidence; actions that governments, businesses and individuals take in response to the COVID-19 pandemic; the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic activity; a prolonged resurgence in the severity of the COVID-19 pandemic due to variants and mutations of the virus; the pace of recovery when the COVID-19 pandemic subsides; challenges from the integration of the Company and Wellesley resulting in the combined business not operating as effectively as expected; disruptions in the Company’s ability to access the capital markets; the cost savings of the merger with Wellesley may not be fully realized or may take longer to realize than expected; operating costs, customer loss, and business disruption following the merger with Wellesley, including adverse effects on relationships with employees, may be greater than expected; and other factors that are described in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year end December 31, 2020, which the Company filed on March 15, 2021. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements. This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating diluted earnings per share, tangible book value per share and the tangible common equity ratio (including and excluding PPP loans), operating return on average assets, operating return on tangible common equity, operating efficiency ratio, and operating pre-tax pre-provision income and operating return on average assets. Operating net income and operating diluted earnings per share exclude items that management believes are unrelated to its core banking business such as merger and acquisition expenses, gain (loss) on disposition of investment securities, and other items. The Company’s management uses operating net income and operating diluted earnings per share to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such excluded gains or losses. Management also supplements its evaluation of financial performance with an analysis of tangible book value per share (which is computed by dividing shareholders’ equity less goodwill and acquisition related intangible assets, or “tangible common equity,” by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by tangible assets, defined as total assets less goodwill and acquisition related intangibles), return on average assets and return on tangible common equity on an operating basis, the operating efficiency ratio (which is computed by dividing noninterest expense adjusted for non-operating expenses and total revenue adjusted for gain/(loss) on disposition of investment securities), operating pre-tax pre-provision income over average assets (which is computed by dividing income before taxes adjusted for the provision for (release of) credit losses, non- operating expenses, and gain/(loss) on disposition of investment securities over average assets). The Company has included information on these non-GAAP financial measures because the Company believes that investors may find it useful to have access to the same analytical tool used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be nonoperating and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented under “GAAP to Non-GAAP Reconciliations.” Reconciliations are included in the most recent Earnings Release, which can be located on our website here: http://ir.cambridgetrust.com/News/ 26Forward Looking Statements and Non-GAAP Measures Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about the Company and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, the impact of any laws or regulations applicable to the Company, and measures being taken in response to the COVID-19 pandemic and the impact of the COVID-19 pandemic on the Company’s business are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors include, but are not limited to, the following: the current global economic uncertainty and economic conditions being less favorable than expected; disruptions to the credit and financial markets; changes in the Company’s accounting policies or in accounting standards; weakness in the real estate market; legislative, regulatory, or accounting changes that adversely affect the Company’s business and/or competitive position; the Dodd-Frank Act’s consumer protection regulations; the duration and scope of the COVID-19 pandemic and its impact on levels of consumer confidence; actions that governments, businesses and individuals take in response to the COVID-19 pandemic; the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic activity; a prolonged resurgence in the severity of the COVID-19 pandemic due to variants and mutations of the virus; the pace of recovery when the COVID-19 pandemic subsides; challenges from the integration of the Company and Wellesley resulting in the combined business not operating as effectively as expected; disruptions in the Company’s ability to access the capital markets; the cost savings of the merger with Wellesley may not be fully realized or may take longer to realize than expected; operating costs, customer loss, and business disruption following the merger with Wellesley, including adverse effects on relationships with employees, may be greater than expected; and other factors that are described in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year end December 31, 2020, which the Company filed on March 15, 2021. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements. This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating diluted earnings per share, tangible book value per share and the tangible common equity ratio (including and excluding PPP loans), operating return on average assets, operating return on tangible common equity, operating efficiency ratio, and operating pre-tax pre-provision income and operating return on average assets. Operating net income and operating diluted earnings per share exclude items that management believes are unrelated to its core banking business such as merger and acquisition expenses, gain (loss) on disposition of investment securities, and other items. The Company’s management uses operating net income and operating diluted earnings per share to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such excluded gains or losses. Management also supplements its evaluation of financial performance with an analysis of tangible book value per share (which is computed by dividing shareholders’ equity less goodwill and acquisition related intangible assets, or “tangible common equity,” by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by tangible assets, defined as total assets less goodwill and acquisition related intangibles), return on average assets and return on tangible common equity on an operating basis, the operating efficiency ratio (which is computed by dividing noninterest expense adjusted for non-operating expenses and total revenue adjusted for gain/(loss) on disposition of investment securities), operating pre-tax pre-provision income over average assets (which is computed by dividing income before taxes adjusted for the provision for (release of) credit losses, non- operating expenses, and gain/(loss) on disposition of investment securities over average assets). The Company has included information on these non-GAAP financial measures because the Company believes that investors may find it useful to have access to the same analytical tool used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be nonoperating and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented under “GAAP to Non-GAAP Reconciliations.” Reconciliations are included in the most recent Earnings Release, which can be located on our website here: http://ir.cambridgetrust.com/News/ 26

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Michael F. Carotenuto Chairman, President and Senior Vice President and Chief Executive Officer Chief Financial Officer 617-520-5520 617-520-5520 27Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Michael F. Carotenuto Chairman, President and Senior Vice President and Chief Executive Officer Chief Financial Officer 617-520-5520 617-520-5520 27